GOLDMAN SACHS TRUST

Class A, Class C, Institutional, and Class IR Shares of the
Goldman Sachs International Real Estate Securities Fund
Supplement dated January 6, 2011 to the
Prospectus dated April 30, 2010 (the “Prospectus”)

Effective immediately, the following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs International Real Estate Securities Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: James Otness, CFA, Managing Director, has managed the Fund since 2009; and Frankie Chun Wah Lee, Vice President, has managed the Fund since 2011.

Effective immediately, the following replaces in its entirety the “Service Providers—Fund Managers—Real Estate Securities Team” section of the Prospectus to the extent it relates to the Fund:

Real Estate Securities Team

The Real Estate Securities portfolio management team includes individuals with backgrounds in:

■	Equity investing
■	Real estate capital markets
■	Fundamental real estate acquisition, development and operations

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
James Otness, CFA Managing Director	Portfolio Manager— International Real Estate Securities	Since 2009	Mr. Otness joined the Investment Adviser as a portfolio manager for the Value team in May 2000. From 1998 to 2000 he headed Dolphin Asset Management. His previous experience includes 28 years at JPMorgan where he covered REITs through his management of small cap funds.

Frankie Chun Wah Lee Vice President	Portfolio Manager— International Real Estate Securities	Since 2011	Mr. Lee joined the Investment Adviser as a portfolio manager in 2010. From 2006-2010 he managed the Asia-Pacific real estate securities portfolio at Henderson Global Investors. Prior to that, he was a China Property Analyst with CLSA Limited (2004-2006) and the Asia Property Analyst for Lehman Brothers (2002-2003) and SG Securities (2000-2002).

James Otness and Frankie Chun Wah Lee are co-portfolio managers of the International Real Estate Securities Fund. The co-portfolio managers are responsible for the day-to-day investment decisions and final buy/sell decisions of the International Real Estate Securities Fund. The portfolio managers are supported by research analysts and the broader fundamental equity team.

This Supplement should be retained with your Prospectus for future reference.

INTLREPMSTK 01-11